SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 12, 2008

U.S. CANADIAN MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-25523	33-08843633
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 W. Spring Mountain Road, Suite 1041, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 357-8722
5380 Valley View Ave, Suite F, Las Vegas, NV 89118 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective March 12, 2008, the Company engaged The Blackwing Group, LLC, a Missouri PCAOB registered CPA firm, as its principal accountants pursuant to an engagement agreement executed by the Company with The Blackwing Group, LLC.  The Public Company Accounting Oversight Board (“PCAOB”) is a private sector non-profit corporation, created by the Sarbanes-Oxley Act of 2002 to oversee the auditors of public companies.

The engagement date for the retention of our new principal accountant, The Blackwing Group, LLC is March 12, 2008.  We have not consulted the new principal accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered.  We received no oral or written advice that was provided by the new principal accountant that would be an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.  We did not consult with Sara Jenkins as to any matter of a disagreement with the former accountant.

We did not consult with The Blackwing Group, LLC regarding such issues described in the above paragraph and we have asked the new principal accountant to review this disclosure before this current report is filed with the Commission and we have provided the new principal accountant with the opportunity to furnish us with a letter addressed to the Commission indicating whether The Blackwing Group, LLC agrees with the statements made by us.

Effective March 11, 2008, the Board of Directors of U.S. Canadian Minerals, Inc. received notice of the resignation of Ronald N. Serota CPA, P.C., the Company’s independent auditor previously engaged to audit our financial statements.

The former principal accountant had issued an audit report for the calendar year ended December 31, 2005.  The former principal accountant’s report on the financial statements for the year ended December 31, 2005 did not contain an adverse or disclaimer of opinion and was not modified as to scope or accounting principles.

There were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.   We have requested Ron Serota, CPA to furnish us with a letter addressed to the U.S. SEC stating whether Ronald Serota, CPA, P.C. agrees with the above statements made by us.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16.1	Letter from Ronald Serota, CPA, P.C., the Company’s auditor
16.2	Letter from the Blackwing Group, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Canadian Minerals, Inc.

/s/  Adam Jenn
Adam Jenn, Chief Executive Officer
Date:  March 14, 2008